                                                                EXHIBIT 10(I)(2)

                           IMPERIAL HOLLY CORPORATION

                    SCHEDULE OF CHANGE OF CONTROL AGREEMENTS

NAME                              TITLE
- ----                              -----
W.J. Anderson.................... Vice President, Engineering Services
P.C. Carrothers.................. Senior Vice President, Operations
B.T. Harrison.................... Vice President, Refinery Operations
R.E. Henderson................... Vice President, Administration
W.M. Krocak...................... Vice President, Human Resources
K.D. Lam......................... Vice President, Corporate Improvement Programs
H.P. Mechler..................... Controller
O.W. Meyers, III................. Vice President, Corporate Finance
R.F. Silva....................... Vice President, Product Development